UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2019

BOXWOOD MERGER CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38745	83-0808563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8801 Calera Drive

Austin, Texas 78735

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 575-3637

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant	BWMCU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value per share	BWMC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock	BWMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto is an updated investor presentation, dated September 2019, that will be used by Boxwood Merger Corp. (“Boxwood” or the “Company”) in connection with its previously announced proposed initial business combination (together with the other transactions contemplated thereby, the “proposed transaction”) with Atlas Intermediate Holdings LLC (“Atlas”).

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K (the “Current Report”) shall not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Boxwood has filed a preliminary proxy statement and intends to file a definitive proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of Boxwood as of the record date established for voting on the proposed transaction and will contain important information about the proposed transaction and related matters. Boxwood stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with Boxwood’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed transaction, because the proxy statement will contain important information about Boxwood, Atlas and the proposed transaction. When available, the definitive proxy statement will be mailed to Boxwood stockholders as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the proxy statement, without charge, at the website of the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov. Copies of the documents filed with the SEC by Boxwood when and if available, can be obtained free of charge on Boxwood’s website at www.boxwoodmc.com or by directing a written request to Boxwood Merger Corp., 8801 Calera Drive, Austin, Texas 78735 or by telephone at 512-575-3637.

Participants in the Solicitation

Boxwood and Atlas and their respective directors and executive officers may be deemed participants in the solicitation of proxies of Boxwood stockholders in connection with the proposed transaction. Information about such persons, including their names and a description of their interests in Boxwood, Atlas and the proposed transaction, as applicable, are set forth in the proxy statement for the proposed transaction. The proxy statement is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Boxwood, 8801 Calera Drive, Austin, Texas 78735 or by telephone at 512-575-3637.

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Forward-Looking Statements

This Current Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: the parties’ ability to effect the proposed transaction; the benefits of the proposed transaction; the future financial performance of Boxwood following the proposed transaction; and changes in Atlas’ strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and Boxwood and Atlas do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; (2) the outcome of any legal proceedings that may be instituted against Boxwood or Atlas following announcement of the proposed transaction; (3) the inability to complete the transactions contemplated by the proposed transaction due to the failure to obtain approval of the shareholders of Boxwood or satisfy other conditions to the closing of the proposed transaction; (4) the ability to obtain or maintain the listing of the Company’s shares of Class A common stock on Nasdaq following the proposed transaction; (5) the risk that the proposed transaction disrupts the parties' current plans and operations as a result of the announcement and consummation of the proposed transaction described herein; (6) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined business to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed transaction; (8) changes in applicable laws or regulations; (9) the possibility that Boxwood or Atlas may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement filed by Boxwood with the SEC in connection with the proposed transaction, including those under “Risk Factors” therein, and other factors identified in Boxwood’s prior and future filings with the SEC, available at www.sec.gov.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Current Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Updated Investor Presentation, dated September 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXWOOD MERGER CORP.

	By:	/s/ Stephen M. Kadenacy
Name: Stephen M. Kadenacy
Title: Chief Executive Officer

Dated: September 13, 2019

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